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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JUNE 30, 1995

                           THE HILLHAVEN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEVADA                         1-10426                      91-1459952

        (STATE OR OTHER                  (COMMISSION                 (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)          FILE NUMBER)                IDENTIFICATION NO.)

           1148 BROADWAY PLAZA, TACOMA, WASHINGTON 98402         (206) 572-4901
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (206) 572-4901

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)(1) The audited supplemental consolidated financial statements of The Hillhaven Corporation and Nationwide Care, Inc. for the three years ended May 31, 1995 are attached as Exhibit 99.01 hereto and incorporated herein by this reference.


     Unaudited supplemental consolidated quarterly statements of income of The Hillhaven Corporation and Nationwide Care, Inc. for the year ended May 31, 1995 are attached as Exhibit 99.02 hereto and incorporated herein by reference.



     (c) EXHIBITS.



          11.01  Statement Re: Computation of Per Share Earnings



          27.01  Financial Data Schedule


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE HILLHAVEN CORPORATION


                                          By:  /s/ RICHARD P. ADCOCK
                                             ------------------------------
                                                    Richard P. Adcock
                                                  Senior Vice President,
                                              Secretary and General Counsel


Dated: August 30, 1995


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                                 EXHIBIT INDEX


EXHIBIT
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
 11.01      Statement Re: Computation of Per Share Earnings.
 27.01      Financial Data Schedule.
 99.01      Supplemental consolidated balance sheets of The Hillhaven Corporation and subsidiaries as of May 31, 1995 and 1994, and supplemental consolidated statements of income, cash flows and stockholders' equity for the three years ended May 31,
            1995, 1994 and 1993, with Independent Auditors' Report thereon.
 99.02      Supplemental unaudited consolidated quarterly statements of income of The Hillhaven
            Corporation and subsidiaries for the year ended May 31, 1995.


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